UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07288
                                   ---------

                      FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                 One Franklin Parkway, San Mateo, CA 94403-1906
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

          Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
         --------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 9/30
                         ----

Date of reporting period: 9/30/09
                          -------


Item 1. Reports to Stockholders.



SEPTEMBER 30, 2009

ANNUAL REPORT
AND SHAREHOLDER LETTER

                                   (GRAPHIC)

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                                    FRANKLIN
                          STRATEGIC MORTGAGE PORTFOLIO

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)


Not part of the annual report

Contents

SHAREHOLDER LETTER ........................................................    1
ANNUAL REPORT
Franklin Strategic Mortgage Portfolio .....................................    3
Performance Summary .......................................................    8
Your Fund's Expenses ......................................................   10
Financial Highlights and Statement of Investments .........................   12
Financial Statements ......................................................   18
Notes to Financial Statements .............................................   21
Report of Independent Registered Public Accounting Firm ...................   31
Tax Designation ...........................................................   32
Board Members and Officers ................................................   33
Shareholder Information ...................................................   38

Shareholder Letter

Dear Shareholder:

During the 12-month period ended September 30, 2009, economic activity weakened before showing signs of stabilization. The slowdown began in 2008 with the U.S. subprime mortgage and credit crises and eventually spread worldwide. Despite coordinated efforts by many governments to address spreading liquidity and credit problems, deteriorating economic conditions and mounting uncertainty contributed to market woes through the period's first half. Later in the period, some indicators offered a better economic outlook, and markets rallied beginning in March 2009, erasing much of the earlier losses. At period-end, although some observers thought the worst of the economic crises was behind us, others believed significant challenges remained. We think it is important to put short-term market developments in perspective. Keep in mind that as uncertain as current conditions may be, we have navigated through past periods of high market volatility by remaining committed to our long-term perspective and disciplined investment philosophy. Although conditions remain challenging, our experience gives us reason to be optimistic about future market stabilization and recovery.

Franklin Strategic Mortgage Portfolio's annual report goes into greater detail about prevailing conditions during the period under review. In addition, the portfolio managers discuss investment management decisions and Fund performance for the period. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual share prices.

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1

Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Funds. As always, we recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate current market conditions.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Rupert H. Johnson, Jr.

Rupert H. Johnson, Jr.
President and Chief Executive Officer - Investment Management
Franklin Strategic Mortgage Portfolio

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF SEPTEMBER 30, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        2 | Not part of the annual report

Annual Report

Franklin Strategic Mortgage Portfolio

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Strategic Mortgage Portfolio seeks high total return (a combination of high current income and capital appreciation) relative to the performance of the general mortgage securities market by investing at least 80% of its net assets in a portfolio of mortgage securities. The Fund normally focuses its investments in mortgage pass-through securities, which are securities representing interests in "pools" of mortgage loans issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some of the Fund's investments may include securities issued by government-sponsored entities, such as Fannie Mae and Freddie Mac.(1)

PORTFOLIO BREAKDOWN
Based on Total Investments as of 9/30/09

                                   (PIE CHART)

Federal National Mortgage Association (FNMA) ...........................   53.0%
Asset-Backed Securities & Commercial Mortgage-Backed Securities ........   21.0%
Federal Home Loan Mortgage Corp. (FHLMC) ...............................   17.1%
Government National Mortgage Association (GNMA) ........................    3.2%
Short-Term Investments .................................................    5.7%

This annual report for Franklin Strategic Mortgage Portfolio covers the fiscal year ended September 30, 2009.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

For the year under review, Franklin Strategic Mortgage Portfolio - Class A delivered a +5.69% cumulative total return. The Fund underperformed its


(1.) Securities owned by the Fund but not shares of the Fund are guaranteed by the U.S. government, its agencies or instrumentalities as to the timely payment of principal and interest. Although U.S. government-sponsored entities may be chartered or sponsored by acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury. Please refer to the Fund's prospectus for a detailed discussion regarding various levels of credit support for government agency or instrumentality securities. The Fund's yield and share price are not guaranteed and will fluctuate with market conditions.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 13.


                                Annual Report | 3
benchmark, the Citigroup U.S. Broad Investment-Grade (USBIG) Mortgage Index, which had a +9.69% total return for the same period.(2) For comparison, the Lipper U.S. Mortgage Funds Classification Average returned +7.52%, and the Barclays Capital (BC) U.S. Treasury Index, a component of the BC U.S. Government Index, returned +6.26%.(3) You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

ECONOMIC AND MARKET OVERVIEW

During the 12-month period ended September 30, 2009, economic conditions weakened before showing signs of recovery as many of the forces that had hindered the economy dissipated. Early in the period, several financial institutions failed or sought government assistance, credit markets seized up and housing prices plummeted. In February 2009, The Conference Board's Consumer Confidence Index fell to an all-time low since it began in 1967. The financial system, however, avoided collapse, and later in the period, government stress tests of banks were generally positive. Financial markets stabilized in response to the federal stimulus package and the Federal Reserve Board's (Fed's) interventions, and consumer confidence rebounded. In March, many investors reentered the stock market and started a rally that brought the major indexes off this cycle's lows. In the third quarter, a number of blue-chip companies reported better-than-expected profits resulting from cost-cutting measures. Manufacturing activity improved over the period. Economic activity as measured by gross domestic product (GDP) fell for most of the period but rose near period-end. In 2008's fourth quarter, GDP was an annualized -5.4%, followed by annualized rates of -6.4%, -0.7% and 3.5% in each of the subsequent three quarters. These positive

(2.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Citigroup USBIG Mortgage Index is the mortgage component of the Citigroup USBIG Bond Index and comprises 30- and 15-year GNMA, FNMA and FHLMC securities and FNMA and FHLMC balloon mortgages.

(3.) Source: Lipper Inc. The Lipper U.S. Mortgage Funds Classification Average is calculated by averaging the total return for all funds within the Lipper U.S. Mortgage Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper U.S. Mortgage Funds are defined as funds that invest primarily in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. For the 12-month period ended 9/30/09, the Lipper U.S. Mortgage Funds Classification Average consisted of 95 funds. Lipper calculations do not include sales charges or subsidization by a fund's manager. The Fund's performance relative to the average might have differed if these or other factors had been considered.

Source: (C) 2009 Morningstar. The BC U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed. The Fund's investment return and share price fluctuate with market conditions.

The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.


                                4 | Annual Report
signs, however, were constrained by a rising unemployment rate, which reached 9.8% by period-end, a 26-year high.(4) Despite improving economic data, most industries eliminated jobs.

Oil prices were volatile, falling from $100 per barrel at the beginning of the period to a $31 low in December. As economic conditions improved, oil prices rebounded to end the period at $71. Many other commodity prices followed similar trends; therefore, as prices fell in late 2008, inflation remained muted, and September 2009's inflation rate was an annualized -1.3%.(4) Core inflation, which excludes food and energy costs, rose at a 1.5% annualized rate, which was within the Fed's informal target range of 1.5% to 2.0%.(4) The core personal consumption expenditures price index reported a 12-month increase of 1.3%.(5)

A slowing economy and decelerating inflation prompted policymakers to lower interest rates and enact stimulus plans. During the period, the Fed lowered the federal funds target rate from 2.00% to a range of 0% to 0.25%. The government implemented the American Recovery and Reinvestment Act, which included tax breaks, money for ailing state governments, aid to the poor and unemployed, and spending on infrastructure, renewable energy, health care and education. The Fed and U.S. Treasury Department also launched programs designed to shore up beleaguered banks' capital, enable freer lending to businesses and consumers, help struggling home buyers avoid foreclosure, and boost auto sales. Near period-end, the Fed assessed which support programs it created or expanded could be phased out.

Most Treasury prices rose during the period, and fixed income spreads were generally wide relative to Treasury yields due to heightened market turbulence and risk aversion. Spreads for high yield bonds hit record levels. The spread between two-year and 10-year Treasury yields rose to 236 basis points (100 basis points equal one percentage point) at the end of September from 185 basis points at the beginning of the reporting period. The two-year Treasury bill yield fell from 2.00% to 0.95% over the 12-month period, while the 10-year Treasury note yield fell from 3.85% to 3.31%.

INVESTMENT STRATEGY

We invest at least 80% of the Fund's net assets in mortgage securities. Normally we focus on mortgage pass-through securities issued or guaranteed by the Government National Mortgage Association (Ginnie Mae), Fannie Mae and Freddie Mac. At least 65% of total assets are invested in securities rated AAA by Standard & Poor's Rating Group (S&P) or Fitch, or Aaa by Moody's Investors

(4.) Source: Bureau of Labor Statistics.

(5.) Source: Bureau of Economic Analysis.


                                Annual Report | 5

DIVIDEND DISTRIBUTIONS*
10/1/08-9/30/09

MONTH       DIVIDEND PER SHARE
-----       ------------------
October         4.3177 cents
November        3.9033 cents
December        4.4512 cents
January         4.0718 cents
February        4.3462 cents
March           4.6790 cents
April           4.5011 cents
May             3.9937 cents
June            4.5892 cents
July            4.4465 cents
August          4.3537 cents
September       4.2101 cents
               -------------
TOTAL          51.8635 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Service (Moody's), independent credit rating agencies. For the remaining 35% of portfolio securities, at least 20% will be rated at least BBB by S&P or Fitch, or Baa by Moody's, and up to 15% may be invested in securities rated below BBB by Fitch, or Baa by Moody's. If unrated, securities will be deemed of comparable quality by the Fund's manager. Within these parameters, we rely on our research to help us identify attractive investment opportunities.

MANAGER'S DISCUSSION

During the first half of the 12-month reporting period, economic conditions continued to deteriorate, but the second half ended on a more favorable and optimistic tone as certain economic data indicated the recession was ending. In the ongoing effort to stabilize financial markets and restore confidence to investors, the U.S. Treasury and the Fed announced several new initiatives aimed at increasing credit availability and reducing mortgage rates. Many observers, however, faced with the prospects of a lengthy housing market rebound, ongoing deleveraging and rising unemployment, harbored concerns about the strength of the economy.

As measured by BC indexes, most sectors posted positive returns and outperformed U.S. Treasuries, including asset-backed securities (ABS) (+14.68%), U.S. residential mortgage-backed securities (MBS) (+9.85%) and commercial mortgage-backed securities (CMBS) (+7.56%).(6) The BC U.S. Treasury Index lagged with a +6.26% total return.(3)

The Fund used a broad mortgage strategy that looked across all mortgage opportunity sets to find relative value, and our investment process and strategy did not change. The management team continued to look for strong cash flow fundamentals and valuations to uncover opportunities across the mortgage investment universe.

We continued to invest in fixed income securities from higher quality securitized sectors as we found fundamentally sound bonds at what we considered attractive yields in these markets. The MBS market posted strong returns and benefited Fund performance. We remained allocated to higher quality ABS and CMBS. Both sectors had positive returns during the period, but the widening risk premiums and increased volatility these sectors experienced in the first half of the period negatively affected the Fund's performance. In our analysis, given ongoing foreclosure and default conditions, we expected the commercial

(6.) Source: (C) 2009 Morningstar. The BC ABS Index is the ABS component of the
     BC U.S. Aggregate Index and includes credit and charge, auto, home equity, utility and manufactured housing loans. The BC U.S. MBS Index is the MBS component of the BC U.S. Aggregate Index and covers agency mortgage-backed pass-through securities (both fixed rate and hybrid adjustable-rate mortgage securities) issued by GNMA, FNMA, and FHLMC. The BC CMBS Employee Retirement Income Security Act (ERISA)-Eligible Index is the commercial MBS component of the BC U.S. Aggregate Index and includes investment-grade securities that are ERISA eligible under the underwriter's exemption.


                                6 | Annual Report
real estate sector to remain challenging. The Fund's CMBS allocations, however, were top-rated securities that were high in the capital structure and benefited from high levels of credit protection.

During the period, the Fed's $1.25 trillion agency mortgage purchase program provided support to the agency MBS market. The Fed introduced the program, first announced in November 2008, to facilitate mortgage credit availability during the financial downturn, and it is expected to conclude by March 31, 2010. As the end of the program approaches, the market has begun to focus on the Fed's strategy to exit the program, which created a less favorable technical environment. Prepayment risk for higher coupon MBS continued to be restrained as declining home price appreciation, loss of home equity and tighter underwriting standards limited mortgage borrowers' ability to refinance their homes. In this environment, we increased the portfolio's allocation to some higher coupon MBS. Our heaviest allocation was in coupons in the 5.0% through 6.0% range.

Thank you for your continued participation in Franklin Strategic Mortgage Portfolio. We look forward to serving your future investment needs.

(PHOTO OF ROGER A. BAYSTON)


/s/ Roger A. Bayston
Roger A. Bayston, CFA

(PHOTO OF PAUL VARUNOK)


/s/ Paul Varunok
Paul Varunok

Portfolio Management Team
Franklin Strategic Mortgage Portfolio

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                Annual Report | 7

Performance Summary as of 9/30/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FSMIX)                       CHANGE   9/30/09   9/30/08
-----------------------                       ------   -------   -------
Net Asset Value (NAV)                         -$0.05    $8.75     $8.80
DISTRIBUTIONS (10/1/08-9/30/09)
Dividend Income                   $0.518635

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURN INCLUDES THE MAXIMUM SALES CHARGE.
CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE.

CLASS A                                        1-YEAR   5-YEAR   10-YEAR
-------                                        ------   ------   -------
Cumulative Total Return(2)                     +5.69%   +15.58%  +62.96%
Average Annual Total Return(3)                 +1.21%    +2.05%   +4.55%
   Distribution Rate(4)                 5.60%
   30-Day Standardized Yield(5)         3.85%
   Total Annual Operating Expenses(6)   0.59%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                                8 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes the applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (10/1/99-9/30/09)

                                              CITIGROUP U.S. BROAD
                FRANKLIN STRATEGIC MORTGAGE     INVESTMENT-GRADE
    DATE            PORTFOLIO - CLASS A          MORTGAGE INDEX
-------------   ---------------------------   --------------------
10/1/1999                 $ 9,577                    $10,000
10/31/1999                $ 9,619                    $10,053
11/30/1999                $ 9,628                    $10,061
12/31/1999                $ 9,603                    $10,028
1/31/2000                 $ 9,528                    $ 9,952
2/29/2000                 $ 9,635                    $10,069
3/31/2000                 $ 9,733                    $10,177
4/30/2000                 $ 9,747                    $10,181
5/31/2000                 $ 9,756                    $10,190
6/30/2000                 $ 9,959                    $10,410
7/31/2000                 $10,027                    $10,476
8/31/2000                 $10,182                    $10,631
9/30/2000                 $10,305                    $10,744
10/31/2000                $10,382                    $10,824
11/30/2000                $10,540                    $10,984
12/31/2000                $10,749                    $11,160
1/31/2001                 $10,902                    $11,334
2/28/2001                 $10,966                    $11,396
3/31/2001                 $11,039                    $11,470
4/30/2001                 $11,051                    $11,482
5/31/2001                 $11,114                    $11,553
6/30/2001                 $11,161                    $11,570
7/31/2001                 $11,348                    $11,785
8/31/2001                 $11,445                    $11,892
9/30/2001                 $11,604                    $12,068
10/31/2001                $11,754                    $12,231
11/30/2001                $11,681                    $12,119
12/31/2001                $11,648                    $12,075
1/31/2002                 $11,756                    $12,194
2/28/2002                 $11,871                    $12,327
3/31/2002                 $11,748                    $12,203
4/30/2002                 $11,979                    $12,430
5/31/2002                 $12,064                    $12,521
6/30/2002                 $12,168                    $12,623
7/31/2002                 $12,312                    $12,765
8/31/2002                 $12,403                    $12,877
9/30/2002                 $12,508                    $12,971
10/31/2002                $12,550                    $13,020
11/30/2002                $12,546                    $13,008
12/31/2002                $12,679                    $13,145
1/31/2003                 $12,710                    $13,182
2/28/2003                 $12,787                    $13,272
3/31/2003                 $12,801                    $13,268
4/30/2003                 $12,855                    $13,319
5/31/2003                 $12,885                    $13,325
6/30/2003                 $12,896                    $13,354
7/31/2003                 $12,650                    $13,113
8/31/2003                 $12,731                    $13,198
9/30/2003                 $12,933                    $13,424
10/31/2003                $12,874                    $13,378
11/30/2003                $12,916                    $13,417
12/31/2003                $13,045                    $13,548
1/31/2004                 $13,129                    $13,634
2/29/2004                 $13,253                    $13,753
3/31/2004                 $13,290                    $13,813
4/30/2004                 $13,097                    $13,571
5/31/2004                 $13,071                    $13,527
6/30/2004                 $13,166                    $13,644
7/31/2004                 $13,265                    $13,772
8/31/2004                 $13,487                    $13,999
9/30/2004                 $13,503                    $14,018
10/31/2004                $13,600                    $14,138
11/30/2004                $13,565                    $14,096
12/31/2004                $13,635                    $14,200
1/31/2005                 $13,705                    $14,272
2/28/2005                 $13,664                    $14,210
3/31/2005                 $13,624                    $14,172
4/30/2005                 $13,762                    $14,339
5/31/2005                 $13,879                    $14,455
6/30/2005                 $13,911                    $14,505
7/31/2005                 $13,839                    $14,437
8/31/2005                 $13,972                    $14,566
9/30/2005                 $13,873                    $14,485
10/31/2005                $13,787                    $14,392
11/30/2005                $13,831                    $14,436
12/31/2005                $13,945                    $14,587
1/31/2006                 $13,977                    $14,622
2/28/2006                 $14,036                    $14,699
3/31/2006                 $13,922                    $14,566
4/30/2006                 $13,904                    $14,569
5/31/2006                 $13,880                    $14,530
6/30/2006                 $13,897                    $14,570
7/31/2006                 $14,091                    $14,786
8/31/2006                 $14,271                    $15,001
9/30/2006                 $14,390                    $15,100
10/31/2006                $14,484                    $15,214
11/30/2006                $14,636                    $15,385
12/31/2006                $14,587                    $15,340
1/31/2007                 $14,592                    $15,353
2/28/2007                 $14,759                    $15,541
3/31/2007                 $14,805                    $15,581
4/30/2007                 $14,874                    $15,654
5/31/2007                 $14,778                    $15,554
6/30/2007                 $14,686                    $15,473
7/31/2007                 $14,709                    $15,575
8/31/2007                 $14,744                    $15,790
9/30/2007                 $14,922                    $15,916
10/31/2007                $15,012                    $16,073
11/30/2007                $15,145                    $16,370
12/31/2007                $15,212                    $16,412
1/31/2008                 $15,232                    $16,718
2/29/2008                 $15,026                    $16,722
3/31/2008                 $15,047                    $16,819
4/30/2008                 $15,134                    $16,821
5/31/2008                 $15,140                    $16,723
6/30/2008                 $15,052                    $16,718
7/31/2008                 $14,813                    $16,688
8/31/2008                 $14,752                    $16,884
9/30/2008                 $14,766                    $17,079
10/31/2008                $14,268                    $16,799
11/30/2008                $13,912                    $17,507
12/31/2008                $14,242                    $17,806
1/31/2009                 $14,396                    $17,835
2/28/2009                 $14,300                    $17,932
3/31/2009                 $14,483                    $18,208
4/30/2009                 $14,717                    $18,243
5/31/2009                 $15,013                    $18,270
6/30/2009                 $14,918                    $18,287
7/31/2009                 $15,225                    $18,442
8/31/2009                 $15,355                    $18,572
9/30/2009                 $15,607                    $18,733
Total Returns               56.07%                     87.33%

AVERAGE ANNUAL TOTAL RETURN

CLASS A   9/30/09
-------   -------
1-Year     +1.21%
5-Year     +2.05%
10-Year    +4.55%

ENDNOTES

THE FUND'S SHARE PRICE AND YIELD WILL BE AFFECTED BY INTEREST RATE MOVEMENTS AND MORTGAGE PREPAYMENTS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) Distribution rate is based on the sum of distributions per share for the 30 days of September and the maximum offering price of $9.14 on 9/30/09.

(5.) The 30-day standardized yield for the 30 days ended 9/30/09 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(7.) Source: (C) 2009 Morningstar. The Citigroup USBIG Mortgage Index is the mortgage component of the Citigroup USBIG Bond Index and comprises 30- and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC balloon mortgages.


                                Annual Report | 9

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

(1.) Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

(2.) Multiply the result by the number under the heading "Expenses Paid During
     Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               10 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                       VALUE 4/1/09      VALUE 9/30/09   PERIOD* 4/1/09-9/30/09
-------                                    -----------------   --------------   ----------------------
Actual                                           $1,000           $1,077.60              $3.75
Hypothetical (5% return before expenses)         $1,000           $1,021.46              $3.65

* Expenses are calculated using the most recent six-month annualized expense ratio of 0.72%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.


                               Annual Report | 11

Franklin Strategic Mortgage Portfolio

FINANCIAL HIGHLIGHTS

                                                                                  YEAR ENDED SEPTEMBER 30,
                                                                ----------------------------------------------------------
                                                                  2009       2008         2007         2006         2005
                                                                --------   --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........................   $   8.80   $   9.42     $   9.59     $   9.73     $   9.96
                                                                --------   --------     --------     --------     --------
Income from investment operations(a):
   Net investment income ....................................      0.306      0.404        0.476        0.418        0.391
   Net realized and unrealized gains (losses) ...............      0.163     (0.493)      (0.129)      (0.069)      (0.123)
                                                                --------   --------     --------     --------     --------
Total from investment operations ............................      0.469     (0.089)       0.347        0.349        0.268
                                                                --------   --------     --------     --------     --------
Less distributions from net investment income ...............     (0.519)    (0.531)      (0.517)      (0.489)      (0.498)
                                                                --------   --------     --------     --------     --------
Redemption fees(b) ..........................................         --         --(c)        --(c)        --(c)        --(c)
                                                                --------   --------     --------     --------     --------
Net asset value, end of year ................................   $   8.75   $   8.80     $   9.42     $   9.59     $   9.73
                                                                ========   ========     ========     ========     ========
Total return(d) .............................................       5.69%     (1.04)%       3.70%        3.73%        2.74%
RATIOS TO AVERAGE NET ASSETS
Expenses(e) .................................................       0.67%      0.57%        0.57%        0.55%        0.55%
Net investment income .......................................       4.16%      4.58%        5.05%        4.48%        3.97%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .............................   $101,961   $168,674     $243,664     $287,865     $367,759
Portfolio turnover rate .....................................     273.38%    336.36%      326.67%      247.03%      160.36%
Portfolio turnover rate excluding mortgage dollar rolls(f) ..       9.39%     25.39%       30.85%       38.75%       36.26%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Effective September 1, 2008, the redemption fee was eliminated.

(c)  Amount rounds to less than $0.001 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(e)  Benefit of expense reduction rounds to less than 0.01%.

(f)  See Note 1(f) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                               12 | Annual Report

Franklin Strategic Mortgage Portfolio

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2009

                                                                                                     PRINCIPAL
                                                                                                     AMOUNT(a)           VALUE
                                                                                                   -------------     -------------
       MORTGAGE-BACKED SECURITIES 93.5%
(b)    FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 7.5%
       FHLMC, 2.875%, 4/01/17 ..................................................................          41,677     $      41,822
       FHLMC, 3.102%, 5/01/22 ..................................................................          60,643            61,248
       FHLMC, 3.118%, 11/01/25 .................................................................          72,834            74,509
       FHLMC, 3.169%, 5/01/20 ..................................................................         175,754           177,073
       FHLMC, 3.359%, 3/01/19 ..................................................................         188,224           192,535
       FHLMC, 3.375%, 4/01/18 ..................................................................          66,131            67,226
       FHLMC, 3.386%, 7/01/22 ..................................................................         974,059           988,616
       FHLMC, 3.533%, 8/01/31 ..................................................................          30,908            31,790
       FHLMC, 3.586%, 11/01/16 .................................................................         326,528           330,788
       FHLMC, 4.034%, 1/01/31 ..................................................................         162,353           166,599
       FHLMC, 4.06%, 4/01/31 ...................................................................          67,031            68,007
       FHLMC, 4.101%, 12/01/30 .................................................................         108,800           110,423
       FHLMC, 4.389%, 1/01/32 ..................................................................          61,204            61,603
       FHLMC, 5.253%, 4/01/30 ..................................................................       1,229,870         1,263,275
       FHLMC, 5.274%, 7/01/24 ..................................................................         135,157           137,023
       FHLMC, 5.287%, 1/01/28 ..................................................................         271,166           274,088
       FHLMC, 5.504%, 4/01/24 ..................................................................         195,057           197,307
       FHLMC, 5.89%, 7/01/30 ...................................................................         530,034           542,161
       FHLMC, 5.963%, 10/01/36 .................................................................       2,371,058         2,495,780
       FHLMC, 5.978%, 10/01/18 .................................................................         161,391           165,152
       FHLMC, 6.868%, 11/01/19 .................................................................         142,543           150,454
                                                                                                                     -------------
                                                                                                                         7,597,479
                                                                                                                     -------------
       FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 14.3%
       FHLMC Gold 15 Year, 6.50%, 4/01/11 ......................................................             227               238
       FHLMC Gold 15 Year, 7.00%, 7/01/11 ......................................................             696               726
       FHLMC Gold 15 Year, 7.50%, 4/01/10 ......................................................             323               332
       FHLMC Gold 15 Year, 8.00%, 12/01/12 .....................................................           9,147             9,245
(c)    FHLMC Gold 30 Year, 5.00%, 10/01/33 - 10/01/39 ..........................................       1,932,226         2,002,209
       FHLMC Gold 30 Year, 5.50%, 9/01/33 ......................................................         383,188           403,326
       FHLMC Gold 30 Year, 6.00%, 7/01/28 - 12/01/32 ...........................................          43,598            46,500
(c)    FHLMC Gold 30 Year, 6.00%, 10/01/39 .....................................................       6,000,000         6,332,814
       FHLMC Gold 30 Year, 6.50%, 2/01/19 - 7/01/32 ............................................       1,078,610         1,163,845
(c)    FHLMC Gold 30 Year, 6.50%, 10/01/39 .....................................................       1,250,000         1,332,227
       FHLMC Gold 30 Year, 7.50%, 10/01/25 - 8/01/32 ...........................................         718,631           807,570
       FHLMC Gold 30 Year, 8.00%, 7/01/24 - 5/01/30 ............................................         163,091           184,588
       FHLMC Gold 30 Year, 8.50%, 10/01/17 - 9/01/30 ...........................................         330,244           359,673
       FHLMC Gold 30 Year, 9.00%, 9/01/30 ......................................................         108,809           125,163
       FHLMC Gold 30 Year, 9.50%, 12/01/16 - 4/01/25 ...........................................         830,147           934,507
       FHLMC PC 30 Year, 8.50%, 2/01/17 - 5/01/17 ..............................................         720,631           780,987
       FHLMC PC 30 Year, 9.00%, 6/01/16 ........................................................           1,357             1,497
       FHLMC PC 30 Year, 9.25%, 8/01/14 ........................................................           3,752             4,098
       FHLMC PC 30 Year, 9.50%, 8/01/19 ........................................................         101,599           112,114
                                                                                                                     -------------
                                                                                                                        14,601,659
                                                                                                                     -------------


                               Annual Report | 13

Franklin Strategic Mortgage Portfolio

                                                                                                     PRINCIPAL
                                                                                                     AMOUNT(a)           VALUE
                                                                                                   -------------     -------------
       MORTGAGE-BACKED SECURITIES (CONTINUED)
(b)    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 9.0%
       FNMA, 2.528%, 4/01/31 ...................................................................          64,827     $      66,282
       FNMA, 2.849%, 1/01/18 ...................................................................       1,889,309         1,907,662
       FNMA, 2.95%, 4/01/21 ....................................................................          13,578            13,652
       FNMA, 3.00%, 11/01/28 ...................................................................         130,723           133,577
       FNMA, 3.02%, 7/01/27 ....................................................................         136,791           139,277
       FNMA, 3.166%, 4/01/18 ...................................................................          29,150            29,459
       FNMA, 3.181%, 11/01/31 ..................................................................         354,778           363,477
       FNMA, 3.198%, 1/01/17 ...................................................................         568,487           576,110
       FNMA, 3.215%, 5/01/31 ...................................................................          27,736            28,472
       FNMA, 3.27%, 8/01/29 ....................................................................          46,157            46,837
       FNMA, 3.271%, 2/01/32 ...................................................................         147,919           151,653
       FNMA, 3.275%, 6/01/31 ...................................................................         366,570           367,863
       FNMA, 3.335%, 10/01/32 ..................................................................         189,351           191,545
       FNMA, 3.396%, 4/01/27 ...................................................................         178,596           179,753
       FNMA, 3.449%, 9/01/32 ...................................................................         427,267           429,245
       FNMA, 3.52%, 7/01/26 ....................................................................          42,472            42,601
       FNMA, 3.662%, 7/01/19 ...................................................................       1,042,036         1,060,734
       FNMA, 3.733%, 4/01/33 ...................................................................         219,874           226,279
       FNMA, 3.768%, 12/01/22 ..................................................................         139,766           141,846
       FNMA, 4.029%, 8/01/27 ...................................................................         157,153           160,569
       FNMA, 4.039%, 7/01/14 ...................................................................         231,465           234,353
       FNMA, 4.113%, 7/01/25 ...................................................................          61,194            63,070
       FNMA, 4.402%, 7/01/17 - 12/01/31 ........................................................         198,451           205,506
       FNMA, 4.425%, 5/01/30 ...................................................................         186,547           191,002
       FNMA, 4.496%, 10/01/24 ..................................................................         323,375           327,423
       FNMA, 4.589%, 10/01/19 ..................................................................         222,567           231,286
       FNMA, 4.603%, 4/01/18 ...................................................................         170,826           175,608
       FNMA, 4.875%, 9/01/18 ...................................................................          47,130            47,416
       FNMA, 4.945%, 5/01/27 ...................................................................         110,849           111,954
       FNMA, 5.012%, 5/01/21 ...................................................................         274,430           281,577
       FNMA, 5.191%, 12/01/24 ..................................................................          86,373            88,505
       FNMA, 5.382%, 6/01/17 ...................................................................          86,305            88,832
       FNMA, 5.389%, 8/01/26 ...................................................................         128,496           132,003
       FNMA, 5.424%, 7/01/31 ...................................................................         710,719           734,686
                                                                                                                     -------------
                                                                                                                         9,170,114
                                                                                                                     -------------
       FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 58.7%
       FNMA 15 Year, 5.00%, 6/01/18 ............................................................         747,124           793,878
       FNMA 15 Year, 5.00%, 7/01/18 ............................................................       2,684,996         2,854,696
       FNMA 15 Year, 5.50%, 5/01/14 - 2/01/18 ..................................................       2,440,318         2,613,114
       FNMA 15 Year, 6.50%, 4/01/11 - 10/01/16 .................................................         216,973           234,164
       FNMA 15 Year, 7.00%, 11/01/11 ...........................................................             327               340
       FNMA 15 Year, 7.50%, 6/01/11 - 7/01/12 ..................................................          15,373            15,972
       FNMA 15 Year, 9.00%, 2/01/11 - 11/01/11 .................................................          68,090            70,411
(c)    FNMA 30 Year, 4.50%, 10/01/39 ...........................................................       5,000,000         5,065,625
       FNMA 30 Year, 5.00%, 4/01/34 ............................................................       1,047,171         1,086,320
(c)    FNMA 30 Year, 5.00%, 10/01/39 ...........................................................      13,000,000        13,428,597
       FNMA 30 Year, 5.50%, 11/01/33 ...........................................................       1,046,901         1,101,591


                               14 | Annual Report

Franklin Strategic Mortgage Portfolio

                                                                                                     PRINCIPAL
                                                                                                     AMOUNT(a)           VALUE
                                                                                                   -------------     -------------
       MORTGAGE-BACKED SECURITIES (CONTINUED)
       FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE (CONTINUED)
       FNMA 30 Year, 5.50%, 11/01/34 ...........................................................       7,786,024     $   8,183,030
       FNMA 30 Year, 5.50%, 9/01/33 - 11/01/35 .................................................       6,226,090         6,549,073
       FNMA 30 Year, 6.00%, 9/01/32 ............................................................       1,006,711         1,074,884
       FNMA 30 Year, 6.00%, 10/01/34 ...........................................................       1,451,693         1,542,742
       FNMA 30 Year, 6.00%, 10/01/34 ...........................................................       4,020,621         4,272,789
       FNMA 30 Year, 6.00%, 11/01/34 ...........................................................       1,385,218         1,472,097
       FNMA 30 Year, 6.00%, 7/01/35 ............................................................       1,173,767         1,255,003
       FNMA 30 Year, 6.00%, 12/01/23 - 8/01/35 .................................................         772,547           822,374
       FNMA 30 Year, 6.50%, 12/01/27 - 8/01/32 .................................................       5,216,893         5,634,060
       FNMA 30 Year, 7.50%, 8/01/25 - 5/01/32 ..................................................         271,352           303,617
       FNMA 30 Year, 8.00%, 1/01/25 - 7/01/31 ..................................................          65,991            74,826
       FNMA 30 Year, 8.50%, 11/01/26 - 11/01/28 ................................................         759,281           868,605
       FNMA 30 Year, 9.00%, 12/01/16 - 9/01/26 .................................................          56,121            61,701
       FNMA 30 Year, 9.50%, 11/01/15 - 4/01/30 .................................................         183,862           203,815
       FNMA 30 Year, 10.00%, 8/01/15 - 4/01/21 .................................................         222,041           248,528
       FNMA 30 Year, 10.50%, 1/01/16 - 5/01/30 .................................................          14,246            16,184
       FNMA 30 Year, 11.00%, 10/01/15 ..........................................................           5,402             5,669
       FNMA 30 Year, 12.00%, 4/01/15 - 5/01/16 .................................................           2,517             2,819
       FNMA 30 Year, 12.50%, 12/01/13 ..........................................................             415               471
                                                                                                                     -------------
                                                                                                                        59,856,995
                                                                                                                     -------------
(b)    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) ADJUSTABLE RATE 0.2%
       GNMA, 4.125%, 11/20/25 ..................................................................          66,288            67,453
       GNMA, 4.625%, 7/20/27 ...................................................................         180,486           184,906
                                                                                                                     -------------
                                                                                                                           252,359
                                                                                                                     -------------
       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 3.8%
       GNMA I SF 15 Year, 7.00%, 4/15/14 .......................................................          12,982            13,962
       GNMA I SF 15 Year, 8.00%, 9/15/15 .......................................................          24,933            26,987
       GNMA I SF 30 Year, 6.50%, 1/15/24 - 9/15/32 .............................................         586,404           632,069
       GNMA I SF 30 Year, 7.00%, 3/15/17 - 2/15/32 .............................................         540,407           589,848
       GNMA I SF 30 Year, 7.50%, 10/15/23 - 10/15/29 ...........................................          79,449            88,905
       GNMA I SF 30 Year, 8.00%, 1/15/17 - 9/15/27 .............................................         259,638           290,418
       GNMA I SF 30 Year, 8.25%, 1/15/21 - 5/15/21 .............................................         169,037           191,800
       GNMA I SF 30 Year, 8.50%, 6/15/16 - 7/15/24 .............................................         375,661           421,360
       GNMA I SF 30 Year, 9.00%, 9/15/16 - 8/15/28 .............................................          61,253            68,045
       GNMA I SF 30 Year, 9.50%, 11/15/09 - 1/15/10 ............................................           3,439             3,482
       GNMA I SF 30 Year, 10.00%, 12/15/18 - 2/15/19 ...........................................           6,976             7,839
       GNMA I SF 30 Year, 10.50%, 1/15/16 ......................................................             900             1,006
       GNMA II SF 30 Year, 6.50%, 1/20/26 - 1/20/33 ............................................         737,199           794,675
       GNMA II SF 30 Year, 7.50%, 11/20/22 - 7/20/32 ...........................................         460,431           513,630
       GNMA II SF 30 Year, 8.00%, 1/20/17 - 8/20/26 ............................................         145,487           160,252
       GNMA II SF 30 Year, 8.50%, 7/20/16 - 8/20/16 ............................................          67,099            72,644
       GNMA II SF 30 Year, 9.00%, 11/20/19 - 3/20/25 ...........................................           6,366             7,279
       GNMA II SF 30 Year, 10.50%, 6/20/20 .....................................................              25                28
                                                                                                                     -------------
                                                                                                                         3,884,229
                                                                                                                     -------------
       TOTAL MORTGAGE-BACKED SECURITIES (COST $93,018,423) .....................................                        95,362,835
                                                                                                                     -------------


                               Annual Report | 15

Franklin Strategic Mortgage Portfolio

                                                                                                     PRINCIPAL
                                                                                                     AMOUNT(a)           VALUE
                                                                                                   -------------     -------------
       ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES 26.9%
       FINANCE 26.9%
(b)    AFC Home Equity Loan Trust, 1997-4, 2A2, 0.886%, 12/22/27 ...............................         384,913     $     226,649
(b)    Ameriquest Mortgage Securities Inc., 2003-12, M2, 1.946%, 1/25/34 .......................         968,265           340,523
(b, d) Bayview Commercial Asset Trust, 2006-CD1A, A-1, 144A, 0.685%, 7/25/23 (Canada) ..........       1,250,395 CAD     1,090,346
(b, d) Bear Stearns Commercial Mortgage Securities Inc., 2007-T26, B, 144A, 5.769%, 1/12/45 ....       2,650,000           715,855
       CitiFinancial Mortgage Securities Inc., 2003-4, AF6, 4.493%, 10/25/33 ...................       1,843,286         1,613,340
       Citigroup/Deutsche Bank Commercial Mortgage Trust, 2007-CD4, C, 5.476%, 12/11/49 ........       6,500,000         1,364,867
(b)    Contimortgage Home Equity Loan Trust, 1999-3, A6, 8.18%, 12/25/29 .......................          10,943            10,889
       Countrywide Asset-Backed Certificates,
          2004-7, AF4, 4.774%, 8/25/32 .........................................................         136,060           135,652
(b)       2006-11, 1AF1, 0.366%, 9/25/46 .......................................................         217,613           210,760
(b)    FHLMC, 2942, TF, 0.593%, 3/15/35 ........................................................         919,996           915,396
(b)    First Fran klin Mortgage Loan Asset-Backed Certificates,
          2004-FF11, 1A2, 0.596%, 1/25/35 ......................................................         280,716           217,377
          2006-FF12, A2, 0.286%, 9/25/36 .......................................................         243,760           239,286
       FNMA,
(b)       2007-1, NF, 0.496%, 2/25/37 ..........................................................         870,424           843,088
          G93-33, K, 7.00%, 9/25/23 ............................................................       1,566,966         1,741,415
       GE Capital Commercial Mortgage Corp., 2003-C1, A4, 4.819%, 1/10/38 ......................       1,262,683         1,294,862
       Greenwich Capital Commercial Funding Corp.,
          2004-GG1, A7, 5.317%, 6/10/36 ........................................................       5,000,000         5,066,205
          2007-GG9, C, 5.554%, 3/10/39 .........................................................       3,500,000         1,075,889
       JPMorgan Chase Commercial Mortgage Securities Corp.,
(b)       2004-CB9, A4, 5.377%, 6/12/41 ........................................................       3,779,632         3,726,489
          2004-LN2, A2, 5.115%, 7/15/41 ........................................................         557,685           535,268
(b)    Merrill Lynch Mortgage Investors Trust, 2006-RM2, A1B, 0.481%, 5/25/37 ..................       3,580,013           172,083
(b)    Morgan Stanley Capital I Trust, 2004-IQ7, A4, 5.402%, 6/15/38 ...........................       2,500,000         2,483,196
(b)    Novastar Home Equity Loan , 2004-4, M4, 1.346%, 3/25/35 .................................       1,500,000           792,987
(b)    Ownit Mortgage Loan Asset-Backed Certificates, 2006-6, A2B, 0.356%, 9/25/37 .............       1,772,069         1,284,111
       Residential Asset Securities Corp.,
          2004-KS1, AI4, 4.213%, 4/25/32 .......................................................         612,627           556,773
(b)       2005-AHL2, A2, 0.506%, 10/25/35 ......................................................         123,960           106,555
(b)    Structured Asset Investment Loan Trust, 2004-1, M5, 4.746%, 2/25/34 .....................         434,772            49,812
(b, d) Structured Asset Securities Corp., 2005-SC1, 1A1, 144A, 0.516%, 5/25/31 .................         719,019           376,729
(b)    Travelers Mortgage Services Inc., 1998-5A, A, 4.604%, 12/25/18 ..........................         102,000            89,760
       Vanderbilt Mortgage Finance, 1998-C, 1A6, 6.75%, 10/07/28 ...............................         100,000            90,073
                                                                                                                     -------------
       TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES
          (COST $43,836,734) ...................................................................                        27,366,235
                                                                                                                     -------------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS (COST $136,855,157) .....................                       122,729,070
                                                                                                                     -------------
       SHORT TERM INVESTMENTS 7.3%
       U.S. GOVERNMENT AND AGENCY SECURITIES (COST $99,976) 0.1%
(e, f) U.S. Treasury Bill, 11/27/09 ............................................................         100,000            99,993
                                                                                                                     -------------
       TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS AND REPURCHASE AGREEMENTS
          (COST $136,955,133) ..................................................................                       122,829,063
                                                                                                                     -------------


                               16 | Annual Report

Franklin Strategic Mortgage Portfolio

                                                                                                       SHARES            VALUE
                                                                                                   -------------     -------------
       SHORT TERM INVESTMENTS (CONTINUED)
       MONEY MARKET FUNDS (COST $5,145,455) 5.0%
(g)    Institutional Fiduciary Trust Money Market Portfolio, 0.00% ............................        5,145,455     $   5,145,455
                                                                                                                     -------------

                                                                                                     PRINCIPAL
                                                                                                       AMOUNT
                                                                                                   -------------
       REPURCHASE AGREEMENTS (COST $2,203,608) 2.2%
(h)    Joint Repurchase Agreement, 0.029%, 10/01/09 (Maturity Value $2,203,610) ................   $   2,203,608         2,203,608
       Banc of America Securities LLC (Maturity Value $277,875)
       Barclays Capital Inc. (Maturity Value $326,487)
       BNP Paribas Securities Corp. (Maturity Value $555,729)
       Credit Suisse Securities (USA) LLC (Maturity Value $347,333)
       Deutsche Bank Securities Inc. (Maturity Value $209,938)
       HSBC Securities (USA) Inc. (Maturity Value $208,395)
       Morgan Stanley & Co. Inc. (Maturity Value $208,395)
       UBS Securities LLC (Maturity Value $69,458)
          Collateralized by U.S. Government Agency Securities, 0.50% - 5.00%, 3/19/10 -
             2/13/17;
(e)       U.S. Government Agency Discount Notes, 12/31/09 - 4/26/10;
(e)       U.S. Treasury Bills, 6/10/20; and U.S. Treasury Notes, 1.50% - 4.125%, 7/15/10 -
             8/31/14
                                                                                                                     -------------
TOTAL INVESTMENTS (COST $144,304,196) 127.7% ...................................................                       130,178,126
OTHER ASSETS, LESS LIABILITIES (27.7)% .........................................................                       (28,217,268)
                                                                                                                     -------------
NET ASSETS 100.0% ..............................................................................                     $ 101,960,858
                                                                                                                     =============

See Abbreviations on page 30.

(a)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(b)  The coupon rate shown represents the rate at period end.

(c)  A portion or all of the security purchased on a TBA basis. See Note 1(d).

(d) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At September 30, 2009, the aggregate value of these securities was $2,182,930, representing 2.14% of net assets.

(e)  The security is traded on a discount basis with no stated coupon rate.

(f) Security or a portion of the security has been segregated as collateral for open future contracts. At September 30, 2009, the value of this security amounted to $99,993.

(g) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(h)  See Note 1(c) regarding joint repurchase agreement.

At September 30, 2009, the Fund had the following financial futures contracts outstanding. See Note 1(e).

                                                           NUMBER OF    NOTIONAL    DELIVERY    UNREALIZED     UNREALIZED
DESCRIPTION                                         TYPE   CONTRACTS     AMOUNT       DATE     APPRECIATION   DEPRECIATION
-----------                                        -----   ---------   ----------   --------   ------------   ------------
U.S. Treasury Long Bond ........................   Short      13       $1,577,875   12/21/09       $--          $(29,688)
                                                                                                   ---          --------
   Net unrealized appreciation (depreciation) ..                                                                $(29,688)
                                                                                                                ========

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 17

Franklin Strategic Mortgage Portfolio

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2009

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ......................................    $136,955,133
      Cost - Sweep Money Fund (Note 7) ..................................      5,145,455
      Cost - Repurchase agreements ......................................      2,203,608
                                                                            ------------
      Total cost of investments .........................................   $144,304,196
                                                                            ============
      Value - Unaffiliated issuers ......................................   $122,829,063
      Value - Sweep Money Fund (Note 7) .................................      5,145,455
      Value - Repurchase agreements .....................................      2,203,608
                                                                            ------------
      Total value of investments ........................................    130,178,126
   Receivables:
      Investment securities sold ........................................        116,788
      Capital shares sold ...............................................         49,340
      Interest ..........................................................        467,208
      Variation margin ..................................................          3,250
   Other assets .........................................................            114
                                                                            ------------
         Total assets ...................................................    130,814,826
                                                                            ------------
Liabilities:
   Payables:
      Investment securities purchased ...................................     26,675,600
      Capital shares redeemed ...........................................      1,892,606
      Affiliates ........................................................        152,787
      Distributions to shareholders .....................................         79,514
   Accrued expenses and other liabilities ...............................         53,461
                                                                            ------------
         Total liabilities ..............................................     28,853,968
                                                                            ------------
            Net assets, at value ........................................   $101,960,858
                                                                            ============
Net assets consist of:
   Paid-in capital ......................................................   $145,713,605
   Undistributed net investment income ..................................         15,713
   Net unrealized appreciation (depreciation) ...........................    (14,155,758)
   Accumulated net realized gain (loss) .................................    (29,612,702)
                                                                            ------------
            Net assets, at value ........................................   $101,960,858
                                                                            ============
Shares outstanding ......................................................     11,649,489
                                                                            ============
Net asset value per share(a) ............................................   $       8.75
                                                                            ============
Maximum offering price per share (net asset value per share / 95.75%) ...   $       9.14
                                                                            ============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Franklin Strategic Mortgage Portfolio

STATEMENT OF OPERATIONS
for the year ended September 30, 2009

Investment income:
   Dividends from Sweep Money Fund (Note 7) .............................   $    19,173
   Interest .............................................................     5,960,803
                                                                            -----------
         Total investment income ........................................     5,979,976
                                                                            -----------
Expenses:
   Management fees (Note 3a) ............................................       484,503
   Transfer agent fees (Note 3d) ........................................       197,139
   Custodian fees (Note 4) ..............................................         2,606
   Reports to shareholders ..............................................        44,306
   Registration and filing fees .........................................        37,035
   Professional fees ....................................................        34,694
   Trustees' fees and expenses ..........................................         7,914
   Other ................................................................        21,834
                                                                            -----------
         Total expenses .................................................       830,031
         Expense reductions (Note 4) ....................................           (97)
                                                                            -----------
            Net expenses ................................................       829,934
                                                                            -----------
               Net investment income ....................................     5,150,042
                                                                            -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments .......................................................    (6,088,232)
      Foreign currency transactions .....................................          (496)
      Futures contracts .................................................       483,021
                                                                            -----------
               Net realized gain (loss) .................................    (5,605,707)
                                                                            -----------
   Net change in unrealized appreciation (depreciation) on investments ..     4,502,109
                                                                            -----------
Net realized and unrealized gain (loss) .................................    (1,103,598)
                                                                            -----------
Net increase (decrease) in net assets resulting from operations .........   $ 4,046,444
                                                                            ===========

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 19

Franklin Strategic Mortgage Portfolio

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              YEAR ENDED SEPTEMBER 30,
                                                                            ---------------------------
                                                                                 2009          2008
                                                                            ------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .............................................   $  5,150,042   $  9,425,095
      Net realized gain (loss) from investments, foreign currency
         transactions and futures contracts .............................     (5,605,707)       809,204
      Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in
         foreign currencies .............................................      4,502,109    (11,622,461)
                                                                            ------------   ------------
         Net increase (decrease) in net assets resulting from
               operations ...............................................      4,046,444     (1,388,162)
   Distributions to shareholders from net investment income .............     (7,591,198)   (11,828,294)
   Capital share transactions (Note 2) ..................................    (63,168,758)   (61,774,422)
   Redemption fees ......................................................             --          1,432
                                                                            ------------   ------------
         Net increase (decrease) in net assets ..........................    (66,713,512)   (74,989,446)
Net assets:
   Beginning of year ....................................................    168,674,370    243,663,816
                                                                            ------------   ------------
   End of year ..........................................................   $101,960,858   $168,674,370
                                                                            ============   ============
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
   End of year ..........................................................   $     15,713   $    (94,425)
                                                                            ============   ============

   The accompanying notes are an integral part of these financial statements.


                               20 | Annual Report

Franklin Strategic Mortgage Portfolio

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Mortgage Portfolio (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of one fund, the Franklin Strategic Mortgage Portfolio (Fund).

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Government securities, mortgage-backed securities, asset-backed securities, collateralized debt obligations and other debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in


                               Annual Report | 21

Franklin Strategic Mortgage Portfolio

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. JOINT REPURCHASE AGREEMENT

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on September 30, 2009. The joint repurchase agreement is valued at cost.

D. SECURITIES PURCHASED ON A TBA BASIS

The Fund may purchase securities on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.


                               22 | Annual Report

Franklin Strategic Mortgage Portfolio

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund enters into financial futures contracts in order to manage interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell a security for a specific price on a future date. Required initial margin deposits of cash or securities are pledged or received by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the underlying security. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized.

See Note 10 regarding other derivative information.

F. MORTGAGE DOLLAR ROLLS

The Fund may enter into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.


                               Annual Report | 23

Franklin Strategic Mortgage Portfolio

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of September 30, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividends from net investment income are normally declared daily; these dividends are reinvested and paid monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any Fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

K. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under


                               24 | Annual Report

Franklin Strategic Mortgage Portfolio

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

K. GUARANTEES AND INDEMNIFICATIONS (CONTINUED)

these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At September 30, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                     YEAR ENDED SEPTEMBER 30,
                                      ------------------------------------------------------
                                                 2009                         2008
                                      --------------------------   -------------------------
                                         SHARES        AMOUNT        SHARES        AMOUNT
                                      -----------   ------------   ----------   ------------
Shares sold .......................     2,023,648   $ 17,174,222    1,571,128   $ 14,491,454
Shares issued in reinvestment of
   distributions ..................       719,481      6,078,949    1,079,811      9,945,846
Shares redeemed ...................   (10,256,488)   (86,421,929)  (9,359,274)   (86,211,722)
                                      -----------   ------------   ----------   ------------
Net increase (decrease) ...........    (7,513,359)  $(63,168,758)  (6,708,335)  $(61,774,422)
                                      ===========   ============   ==========   ============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      -----------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
       0.40%          First $250 million
       0.38%          Over $250 million, up to and including $500 million
       0.36%          In excess of $500 million


                               Annual Report | 25

Franklin Strategic Mortgage Portfolio

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to unaffiliated broker/dealers ..   $21,967
Contingent deferred sales charges retained .....................................   $   354

D. TRANSFER AGENT FEES

For the year ended September 30, 2009, the Fund paid transfer agent fees of $197,139, of which $113,060 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended September 30, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At September 30, 2009, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
   2012 ...............................   $ 6,223,578
   2013 ...............................     4,584,050
   2014 ...............................     2,817,022
   2015 ...............................     4,099,588
   2016 ...............................     2,076,095
   2017 ...............................     2,449,042
                                          -----------
                                          $22,249,375
                                          ===========

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At September 30, 2009, the Fund deferred realized capital losses and realized currency losses of $7,378,443 and $14,001, respectively.


                               26 | Annual Report

Franklin Strategic Mortgage Portfolio

5. INCOME TAXES (CONTINUED)

The tax character of distributions paid during the years ended September 30, 2009 and 2008, was as follows:

                                                2009          2008
                                             ----------   -----------
Distributions paid from ordinary income ..   $7,591,198   $11,828,294
                                             ==========   ===========

At September 30, 2009, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ......................................   $144,475,990
                                                             ============
Unrealized appreciation ..................................   $  2,498,968
Unrealized depreciation ..................................    (16,796,832)
                                                             ------------
Net unrealized appreciation (depreciation) ...............   $(14,297,864)
                                                             ============
Distributable earnings - undistributed ordinary income ...   $    266,450
                                                             ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, mortgage dollar rolls, and paydown losses.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, financial futures transactions, and paydown losses.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended September 30, 2009, aggregated $426,926,487 and $529,213,636, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF CREDIT RISK

The Fund has 21.0% of its portfolio invested in asset-backed and commercial mortgage-backed securities. Investments in these securities may subject the Fund to increased market volatility which may cause the Fund's net asset value per share to fluctuate. These investments may be less liquid than other investments held by the Fund.


                               Annual Report | 27

Franklin Strategic Mortgage Portfolio

9. CREDIT FACILITY

Effective January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $255 of its pro rata portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended September 30, 2009, the Fund did not utilize the Global Credit Facility.

10. OTHER DERIVATIVE INFORMATION

At September 30, 2009, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

                                          ASSET DERIVATIVES                      LIABILITY DERIVATIVES
DERIVATIVE CONTRACTS          ----------------------------------------   ------------------------------------
NOT ACCOUNTED FOR AS            STATEMENT OF ASSETS AND     FAIR VALUE   STATEMENT OF ASSETS AND   FAIR VALUE
HEDGING INSTRUMENTS               LIABILITIES LOCATION        AMOUNT       LIABILITIES LOCATION      AMOUNT
---------------------------   ---------------------------   ----------   -----------------------   ----------
Financial Futures Contracts   Variation margin/Unrealized                Unrealized appreciation
                              appreciation (depreciation)     $--(a)     (depreciation)            $(29,688)(a)

The effect of derivative contracts on the Fund's Statement of Operations was as follows:

                                                                                                       AVERAGE
                                                                                                       NOTIONAL
                                                                                                        AMOUNT
DERIVATIVE CONTRACTS                                                                UNREALIZED       OUTSTANDING
NOT ACCOUNTED FOR AS                   STATEMENT OF               REALIZED         APPRECIATION         DURING
HEDGING INSTRUMENTS                OPERATIONS LOCATIONS        GAIN (LOSS)(b)   (DEPRECIATION)(b)   THE PERIOD(b)
---------------------------   ------------------------------   --------------   -----------------   -------------
Financial Futures Contracts   Net realized gain (loss) from
                              futures contracts / Net change
                              in unrealized appreciation
                              (depreciation) on investments       $181,877           $194,154         $3,432,887

(a) Includes cumulative appreciation (depreciation) of futures contracts as reported in Statement of Investments. Only current day's variation margin is reported within the Statement of Assets and Liablilities.

(b)  For the six months ended September 30, 2009.

See Note 1(e) regarding derivative financial instruments.


                               28 | Annual Report

Franklin Strategic Mortgage Portfolio

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2009, in valuing the Fund's assets and liabilities carried at fair value:

                                          LEVEL 1       LEVEL 2     LEVEL 3       TOTAL
                                        ----------   ------------   -------   ------------
ASSETS:
Investments in Securities:
   Mortgage-Backed Securities           $       --   $ 95,362,835     $--     $ 95,362,835
   Asset-Backed Securities and
      Commercial Mortgage-Backed
      Securities                                --     27,366,235      --       27,366,235
   Short Term Investments                5,245,448      2,203,608      --        7,449,056
                                        ----------   ------------     ---     ------------
      Total Investments in Securities   $5,245,448   $124,932,678     $--     $130,178,126
                                        ==========   ============     ===     ============
LIABILITIES:
   Financial Futures Contracts              29,688             --      --           29,688

At September 30, 2009, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

                                                                      NET CHANGE
                                        BALANCE AT                   IN UNREALIZED                   TRANSFER IN
                                         BEGINNING   NET REALIZED    APPRECIATION    NET PURCHASES     (OUT) OF     BALANCE AT
                                          OF YEAR     GAIN (LOSS)   (DEPRECIATION)      (SALES)         LEVEL 3    END OF YEAR
                                        ----------   ------------   --------------   -------------   -----------   -----------
ASSETS:
Asset-Backed Securities and
   Commercial Mortgage-Backed
   Securities .......................    $882,421       $(1,799)      $(178,730)       $(319,754)     $(382,138)        $--


                               Annual Report | 29

Franklin Strategic Mortgage Portfolio

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through November 16, 2009, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

CURRENCY

CAD - Canadian Dollar

SELECTED PORTFOLIO

PC - Participation Certificate
SF - Single Family


                               30 | Annual Report

Franklin Strategic Mortgage Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN STRATEGIC MORTGAGE
PORTFOLIO

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Strategic Mortgage Portfolio (the "Fund") at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
November 16, 2009


                               Annual Report | 31

Franklin Strategic Mortgage Portfolio

TAX DESIGNATION (UNAUDITED)

Under Section 871(k)(1)(c) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $6,537,386 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended September 30, 2009.


                               32 | Annual Report

Franklin Strategic Mortgage Portfolio

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                       NUMBER OF PORTFOLIOS IN
     NAME, YEAR OF BIRTH                               LENGTH OF        FUND COMPLEX OVERSEEN
         AND ADDRESS                 POSITION         TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   -----------------   -----------------------   -----------------------------------
HARRIS J. ASHTON (1932)          Trustee           Since 1992          134                       Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928)         Trustee           Since 2007          111                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior member and President, Board of Administration, California Public Employees Retirement
Systems (CALPERS) (1971-2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937)                  Trustee           Since 2007          111                       ICO Global Communications
One Franklin Parkway                                                                             (Holdings) Limited (satellite
San Mateo, CA 94403-1906                                                                         company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)          Trustee           Since 2003          134                       Hess Corporation (exploration and
One Franklin Parkway                                                                             refining of oil and gas), H.J.
San Mateo, CA 94403-1906                                                                         Heinz Company (processed foods and
                                                                                                 allied products), RTI International
                                                                                                 Metals, Inc. (manufacture and
                                                                                                 distribution of titanium), Canadian
                                                                                                 National Railway (railroad) and
                                                                                                 White Mountains Insurance Group,
                                                                                                 Ltd. (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison - United States Treasury Department (1988-1989).


                               Annual Report | 33

                                                                       NUMBER OF PORTFOLIOS IN
     NAME, YEAR OF BIRTH                               LENGTH OF        FUND COMPLEX OVERSEEN
         AND ADDRESS                 POSITION         TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   -----------------   -----------------------   -----------------------------------
FRANK W.T. LAHAYE (1929)         Trustee           Since 1992          111                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).

FRANK A. OLSON (1932)            Trustee           Since 2007          134                       Hess Corporation (exploration and
One Franklin Parkway                                                                             refining of oil and gas).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)         Trustee           Since 2007          142                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)            Lead              Trustee since       111                       None
One Franklin Parkway             Independent       2007 and Lead
San Mateo, CA 94403-1906         Trustee           Independent
                                                   Trustee since
                                                   2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President - Corporate
Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                       NUMBER OF PORTFOLIOS IN
     NAME, YEAR OF BIRTH                               LENGTH OF        FUND COMPLEX OVERSEEN
         AND ADDRESS                 POSITION         TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   -----------------   -----------------------   -----------------------------------
**CHARLES B. JOHNSON (1933)      Trustee and       Trustee since       134                       None
One Franklin Parkway             Chairman of       1992 and
San Mateo, CA 94403-1906         the Board         Chairman of the
                                                   Board since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.


                               34 | Annual Report

                                                                       NUMBER OF PORTFOLIOS IN
     NAME, YEAR OF BIRTH                               LENGTH OF        FUND COMPLEX OVERSEEN
         AND ADDRESS                 POSITION         TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   -----------------   -----------------------   -----------------------------------
**GREGORY E. JOHNSON (1961)      Trustee           Since 2007          90                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)            Chief             Chief Compliance    Not Applicable            Not Applicable
One Franklin Parkway             Compliance        Officer since
San Mateo, CA 94403-1906         Officer and       2004 and Vice
                                 Vice President    President - AML
                                 - AML             Compliance since
                                 Compliance        2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)        Chief             Since March 2009    Not Applicable            Not Applicable
One Franklin Parkway             Executive
San Mateo, CA 94403-1906         Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant
Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton
Services, LLC (1997-2003).

GASTON GARDEY (1967)             Treasurer,        Since March 2009    Not Applicable            Not Applicable
One Franklin Parkway             Chief Financial
San Mateo, CA 94403-1906         Officer and
                                 Chief
                                 Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton
Investments.


                               Annual Report | 35

                                                                       NUMBER OF PORTFOLIOS IN
     NAME, YEAR OF BIRTH                               LENGTH OF        FUND COMPLEX OVERSEEN
         AND ADDRESS                 POSITION         TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   -----------------   -----------------------   -----------------------------------
ALIYA S. GORDON (1973)           Vice President    Since March 2009    Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

DAVID P. GOSS (1947)             Vice President    Since 2000          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

STEVEN J. GRAY (1955)            Vice President    Since August        Not Applicable            Not Applicable
One Franklin Parkway                               2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)    President and     President since     Not Applicable            Not Applicable
One Franklin Parkway             Chief             1993 and Chief
San Mateo, CA 94403-1906         Executive         Executive Officer
                                 Officer -         - Investment
                                 Investment        Management
                                 Management        since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin
Templeton Investments.

ROBERT C. ROSSELOT (1960)        Vice President    Since August        Not Applicable            Not Applicable
500 East Broward Blvd.                             2009
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the
South; and officer of 45 of the investment companies in Franklin Templeton Investments.


                               36 | Annual Report

                                                                       NUMBER OF PORTFOLIOS IN
     NAME, YEAR OF BIRTH                               LENGTH OF        FUND COMPLEX OVERSEEN
         AND ADDRESS                 POSITION         TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   -----------------   -----------------------   -----------------------------------
KAREN L. SKIDMORE (1952)         Vice President    Since 2006          Not Applicable            Not Applicable
One Franklin Parkway             and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.

CRAIG S. TYLE (1960)             Vice President    Since 2005          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2007. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS A BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               Annual Report | 37

Franklin Strategic Mortgage Portfolio

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               38 | Annual Report

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

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund


INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)

NATIONAL

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com and click "My Profile"

ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

157 A2009 11/09




Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


Item 4. Principal Accountant Fees and Services.

(a) Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $27,163 for the fiscal year ended September 30, 2009 and $38,402 for the fiscal year ended September 30, 2008.

(b) Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $2,762 for the fiscal year ended September 30, 2009 and $4,000 for the fiscal year ended September 30, 2008. The services for which these fees were paid included tax compliance and advice.

(d) All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended September 30, 2009 and $152 for the fiscal year ended September 30, 2008. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended September 30, 2009 and $283,925 for the fiscal year ended September 30, 2008. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $2,762 for the fiscal year ended September 30, 2009 and $288,077 for the fiscal year ended September 30, 2008.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.                  N/A


Item 6. Schedule of Investments.                                N/A


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End
Management Investment Companies.                                N/A


Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A


Item 9. Purchases of Equity  Securities by Closed-End Management Investment
Company and Affiliated Purchasers.                                      N/A


Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


FRANKLIN STRATEGIC MORTGAGE PORTFOLIO


By /s/LAURA F. FERGERSON
   ---------------------------
   Laura F. Fergerson
   Chief Executive Officer - Finance and Administration
Date  November 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
   ---------------------------
   Laura F. Fergerson
   Chief Executive Officer - Finance and Administration
Date  November 25, 2009



By /s/GASTON GARDEY
  ----------------------------
     Gaston Gardey
     Chief Financial Officer and
     Chief Accounting Officer
Date  November 25, 2009